EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated August 24, 2007 on the May 31, 2007 financial statements of Progressive Training, Inc. (formerly Advanced Media Training, Inc.) in the Registration Statement on Form 10-SB Amendment No. 2.


                                 /s/ Farber Hass Hurley & McEwen LLP
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                                 Camarillo, California
                                 December 11, 2007